UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No.     )

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HECKMANN CORPORATION

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16, 2011. HECKMANN CORPORATION Meeting Information Meeting Type: Annual For holders as of: March 18, 2011 Date: May 16, 2011 Time: 1:00 p.m. PDT Location: Meeting live via the Internet at www.virtualshareholdermeeting.com/heckmann. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/heckmann and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials, which contain important information and that are available to you on the Internet or by mail or email. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. HECKMANN CORPORATION 75080 FRANK SINATRA DRIVE PALM DESERT, CA 92211 M33875-P11224

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: BeforeThe Meeting: Go to www.proxyvote.com up until 11:59 p.m. EDT the day before the meeting date. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/heckmann. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail or By Phone: You can vote by mail or by phone by requesting a paper copy of the materials, which will include a proxy card. M33876-P11224

Voting Items The Heckmann Corporation Board of Directors unanimously recommends a vote FOR: 1. The election of three Class I directors for a three-year term. NOMINEES: 01) Edward A. Barkett 02) Lou Holtz 03) Robert B. Simonds, Jr. 2. Ratification of the appointment of GHP Horwath, P.C. as independent registered public accounting firm for the fiscal year ending December 31, 2011. 3. The advisory vote on the Company’s executive compensation. The Board of Directors recommends you vote 1 YEAR on the following proposal: 4. The advisory vote on the frequency of stockholder advisory votes on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. M33877-P11224

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